Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Gamida Cell Ltd.[1] Debtor in a Foreign Proceeding.	Chapter 15 Case No. 24-11003 (JKS) Re. Docket Nos. 5, 6, 22, 29, 37, 38, and 40

FINAL ORDER GRANTING MOTION

(I) RECOGNIZING AND ENFORCING THE DEBT ARRANGEMENT

AND ISRAELI CONFIRMATION ORDER PURSUANT TO 11 U.S.C.

§§ 105(a), 1145, 1507(a), 1521, AND 1525(A), AND (II) GRANTING RELATED RELIEF

Upon consideration of the motion (the “Motion”)2 of Abigail Jenkins, solely in her capacity as the duly authorized foreign representative (the “Foreign Representative”) of Gamida Cell Ltd. (the “Debtor”), in its debt arrangement proceeding commenced under the Bankruptcy and Economic Rehabilitation Law, 5778-2018 (as amended and modified, the “Israeli Insolvency Law”) and Bankruptcy and Economic Rehabilitation Regulations, 5779-2019 (the “Israeli Regulations”), pending before the District Court in Be’er-Sheva (the “Israeli Court”), Case No. 63461-03-24 (the “Israeli Proceeding”), seeking an order (i) recognizing and giving full force and effect and granting comity in the United States to the Debt Arrangement and the Israeli Confirmation Order, (ii) except as otherwise provided in this Order, permanently enjoying all parties from commencing, continuing, or taking any action in the United States to interfere with the Debt Arrangement, (iii) declaring to the extent the offer, exchange, and issuance of CVRs under the Debt Arrangement constitute an exchange of securities under the Securities Act, that such offer, exchange, and issuance is exempt from registration pursuant to section 1145, and (iv) granting such other and further relief as the Court deems just and proper; and this Court having reviewed the Motion and the statements of counsel with respect to the Motion at a hearing before this Court (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and all other pleadings and papers in this Chapter 15 Case establish just cause to grant the relief ordered herein, and after due deliberation therefor,

[1]	The Debtor is a company incorporated in Israel and the last 4 digits of its company number are 1204.
[2]	Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Motion.

THIS COURT HEREBY FINDS AND DETERMINES THAT:

A. The findings and conclusions set forth herein constitute this Court’s findings of fact and conclusions of law pursuant to Rule 7052 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent any of the following findings of fact constitute conclusions of law, they are adopted as such.

B. The Court has jurisdiction to consider this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware. This is a core proceeding pursuant to 28 U.S.C. § 157(b)(2)(P), and this Court has the statutory and constitutional authority to issue a final ruling with respect to this matter. Venue for this proceeding is proper before this Court pursuant to 28 U.S.C. § 1410.

C. The Foreign Representative, in her capacity as the Foreign Representative of the Debtor, has standing to make the Motion.

D. The Foreign Representative’s notice of the Motion and opportunity for a hearing was adequate and appropriate under the circumstances and no other or further notice need be provided.

E. The Foreign Representative and the Debtor, as applicable, are entitled to the relief granted hereby, including, without limitation, the additional assistance and discretionary relief requested in the Motion pursuant to section 1507 and 1521(a) of the Bankruptcy Code.

F. The Foreign Representative and the Debtor, as applicable, are entitled to the Court’s cooperation under section 1525(a) of the Bankruptcy Code in implementing the Debt Arrangement and the Israeli Confirmation Order in the form of relief granted by this Order on the terms provided herein. The terms of the Debt Arrangement and Israeli Confirmation Order before the Israeli Court provided creditors and parties in interest with appropriate due process and are not manifestly contrary to U.S. public policy.

G. The relief granted hereby: (i) is necessary and appropriate in the interests of the public and international comity; (ii) is consistent with the laws and public policy of the United States; (iii) is available and warranted pursuant to sections 105(a), 1145, 1507(a), 1521(a), and 1525(a); and (iv) will not cause the Debtor’s creditors or other parties in interest any hardship that is not outweighed by the benefits to the Debtor, its creditors and shareholders of granting the relief herein.

H. The relief granted hereby (i) is necessary to give effect to the Israeli Proceeding, Debt Arrangement, and the Israeli Confirmation Order, (ii) is an integral element of the Israeli Proceeding, the Debt Arrangement, and the Israeli Confirmation Order, and is necessary to their effectuation, and (iii) confers material benefits on and is in the best interests of the Debtor, its creditors, its shareholders, and other parties in interest.

I. Absent the relief granted hereby, the Israeli Proceeding and the Debtor’s efforts to consummate the Debt Arrangement could be impeded by the actions of certain creditors and/or other persons, a result that would be contrary to the purposes of Chapter 15 of the Bankruptcy Code set forth, inter alia, in section 1501(a) of the Bankruptcy Code. If taken, such actions could threaten, frustrate, delay, and ultimately jeopardize the Israeli Proceeding and implementation of the Debt Arrangement, and, as a result, the Debtor, its creditors, and other parties in interest would suffer irreparable harm for which there is no adequate remedy at law.

J. Each of the injunctions contained in this Order (i) is within the Court’s jurisdiction, (ii) is necessary and appropriate to the success of the Debt Arrangement and the Israeli Confirmation Order, (iii) confers material benefits on, and is in the best interests of the Debtor, and its creditors and shareholders, and (iv) is important to the overall objectives of the Debtor’s restructuring.

K. Specifically, the injunctive relief set forth in this Order is appropriate and necessary to prevent the risk that the Debt Arrangement and Israeli Confirmation Order in the Israeli Proceeding may be thwarted by the actions of particular parties in interest.

L. The relief granted herein will not cause undue hardship or inconvenience to any party in interest, and to the extent that any hardship or inconvenience may result to such parties, it is outweighed by the benefits of the requested relief to the Foreign Representative, Debtor, and its creditors and shareholders.

THIS COURT HEREBY FINDS AND DETERMINES THAT:

1. The Motion is granted to the extent provided herein.

2. The Israeli Confirmation Order and the Debt Arrangement, and any amendments, modifications and exhibits thereto, in each case subject to all terms, conditions, and limitations set forth therein, are hereby recognized, granted comity, and given full force and effect within the territorial jurisdiction of the United States and for purposes of U.S. law with respect to the Debtor, and is binding on all creditors and shareholders of the Debtor and the Directed Parties, subject to the terms of this Order.

3. Except as provided by or that may be necessary to enforce the terms of the Debt Arrangement, the Israeli Confirmation Order, or this Order, all entities (as such term is defined in section 101(15) of the Bankruptcy Code), other than the Foreign Representative, the Debtor, and their respective expressly authorized representatives and agents in the United States, are hereby permanently enjoined and restrained from:

a.	execution against any of the Debtor’s assets in contravention of the terms of the Debt Arrangement, the Israeli Confirmation Order, or this Order;

b.	the direct or indirect commencement or continuation, including the issuance or employment of process or discovery, of a judicial, administrative, arbitral, or other action or proceeding, or to recover a claim (as such term is defined in section 101(5) of the Bankruptcy Code), which in any way relates to, or would interfere with, the administration of the Israeli Proceeding, the implementation or consummation of the transactions contemplated by the Debt Arrangement and the Israeli Confirmation Order including, without limitation, the consummation of the Exit Financing Facility (as defined in the Restructuring Support Agreement), the conversion of 100% of the outstanding 2026 Senior Notes into 100% of the Debtor’s equity (or that of an affiliate of the Debtor), and after the conversion the cancellation of the 2026 Senior Notes;

c.	taking or continuing any act to create, perfect, or enforce a lien or other security interest, set off, or other claim against the Debtor, except as provided for in the Debt Arrangement or Israeli Confirmation Order;

d.	transferring, relinquishing, or disposing of any property of the Debtor to any entity (as such term is defined in section 101(15) of the Bankruptcy Code) other than the Foreign Representative and her authorized representatives and agents in the United States or in any way attempting to obtain possession or control over any property of the Debtor, other than in a manner consistent with and/or not in contravention of the terms of the Debt Arrangement, the Israeli Confirmation Order, or this Order; and

e.	asserting any claims, commencing, or continuing any action or proceeding (including, without limitation, bringing suit in any court, arbitration, mediation, or any judicial or quasi-judicial, administrative or regulatory action, proceeding, or process whatsoever), whether directly or by way of counterclaim (and from seeking discovery of any nature related thereto)) concerning or otherwise relating to (i) the Debtor’s property, asserts, affairs, rights, obligations, or liabilities to the extent they have not been stayed pursuant to section 1520(a) and 362 of the Bankruptcy Code or (ii) any debt, claims, or interests that are extinguished, novated, cancelled, discharged, or released under the Debt Arrangement, the Israeli Confirmation Order.

4. Nothing herein shall enjoin a police or regulatory act of a governmental unit, including a criminal action or proceeding, to the extent set forth in 11 U.S.C. §§ 362(b) and 1521(d).

5. The Directed Parties are directed and authorized to take any and all lawful actions necessary to give effect to and implement the Debt Arrangement and the Israeli Confirmation Order and the transactions contemplated thereunder, including, without limitation, the consummation of conversion of 100% of the 2026 Senior Notes to 100% equity of the Debtor (or the Debtor’s affiliates) and, only thereafter and subject to the continuing effectiveness of the Debt Arrangement and Israeli Confirmation Order, the cancellation and discharge of the 2026 Senior Notes and the related Indenture.

6. Subject to the continuing effectiveness of the Debt Arrangement and Israeli Confirmation Order, and upon the issuance of the conversion of 100% of the 2026 Senior Notes to 100% equity of the Debtor (or an affiliate of the Debtor), the 2026 Senior Notes, the Indenture, and other instruments and certificates and other documents evidencing the claims and rights of holders of the 2026 Senior Notes (including claims against the Senior Notes Trustee) shall be deemed satisfied, discharged, and cancelled and of no force or effect; provided, however, that the Indenture and other instruments and certificates and other documents evidencing the claims and rights of the holders of the 2026 Senior Notes shall continue in effect solely for the purposes of (i) allowing Holders 2026 Notes to receive distributions in connection with the Debt Arrangement and Israeli Confirmation Order; (ii) enforcing the rights, claims, and interests of Senior Notes Trustee, including any rights with respect to priority of payment and/or to exercise any Lien that secures payment, or other priority right to payment, of the reasonable and documented fees and expense of the Senior Notes Trustee (including the reasonable and documented fees and expenses of counsel retained thereby) (the “Charging Lien”) against any Distributions (including, but not limited, to rights of Senior Notes Trustee to assert its Charging Lien against any Distributions to holders of the 2026 Senior Notes); (iii) permitting the Senior Notes Trustee to appear and be heard in any proceedings relating to the Indenture; (iv) enforcing any obligation owed to the Senior Notes Trustee under the Debt Arrangement and Israeli Confirmation Order; and (iv) permitting the Senior Notes Trustee to perform any function necessary to effectuate the foregoing or the making of any distributions under or as required by the Debt Arrangement and Israeli Confirmation Order and provided that nothing in this Order shall affect the indemnification rights of the Senior Notes Trustee and Secured Note Agent that are not otherwise discharged under the Debt Arrangement and Israeli Confirmation Order. Upon cancellation, all remaining positions on account of the 2026 Senior Notes on the books and records of the Senior Notes Trustee with respect to the 2026 Senior Notes and DTC shall be terminated.

7. The Directed Parties shall incur no liability and be exculpated and released from any liability for any action or inaction taken in furtherance of this Order, except for any liability arising from any action or inaction constituting gross negligence, actual fraud, or willful misconduct as, in each case as finally determined by this Court.

8. Pursuant to sections 1521(a)(7), 1507, and 1145, to the extent the offer, exchange, and issuance of CVRs under the Debt Arrangement constitute an exchange of securities under the Securities Act of 1993 (as amended, the “Securities Act”) that such offer, exchange, and issuance is exempt from registration under Section 5 of the Securities Act and other applicable state securities laws.

9. The Foreign Representative, the Debtor, and their respective expressly authorized representatives and agents in the United States are authorized to take all actions necessary to effectuate the relief granted pursuant to this Order, including, without limitation, to implement the terms of the Debt Arrangement, the Israeli Confirmation Order, and related restructuring transactions and the Foreign Representative and the Debtor, as applicable, are authorized to use any property and to continue operating any businesses within the territorial jurisdiction of the United States.

10. No action taken by the Foreign Representative in preparing, disseminating, applying for, implementing, or otherwise acting in furtherance of the Debt Arrangement or any order entered in this Chapter 15 case or in any adversary proceedings or contested matters in connection therewith, shall be deemed to constitute a waiver of the immunity afforded the Foreign Representative pursuant to sections 306 and 1510 of the Bankruptcy Code.

11. Notwithstanding any provision in the Bankruptcy Rules to the contrary, (i) this Order shall be effective immediately and enforceable upon entry; (ii) the Foreign Representative is not subject to any stay in the implementation, enforcement, or realization of the relief granted in this Order; and (iii) the Foreign Representative is authorized and empowered, and may in her discretion and without further delay, take any action and perform any act necessary to implement and effectuate the terms of this Order.

12. In no event shall this Order prevent the implementation of any amendments or modifications to the Debt Arrangement that may be agreed upon by and among the Debtor and the applicable creditors and approved by the Israeli Court (or as otherwise permitted under applicable law).

13. A copy of this Order, confirmed to be true and correct, shall be served by mail or email, where applicable, within forty-eight hours (48) of entry of this Order, upon the Notice Parties, with such service being good and sufficient service and adequate notice for all purposes.

14. Court shall retain jurisdiction with respect to all matters arising from or relating to the interpretation, implementation, enforcement, amendment, or modification of this Order.

/s/ J. Kate Stickles
Dated: May 15th, 2024	J. KATE STICKLES
Wilmington, Delaware	UNITED STATES BANKRUPTCY JUDGE

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